Exhibit (10)(i)

SERVICES AGREEMENT

AGREEMENT made as of _______________, 2013, by and between Market Vectors Commodity Trust (the “Trust”), on behalf of each Fund listed on Exhibit A (each a “Fund” and collectively the “Funds”), and The Bank of New York Mellon, a New York banking organization (“BNYM”).

W I T N E S S E T H:

WHEREAS, each Fund desires to retain BNYM to provide the services described herein, and BNYM is willing to provide such services, all as more fully set forth below;

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereby agree as follows:

1. Appointment.

Each Fund hereby appoints BNYM for the term of this Agreement as its agent to perform the services described on Schedule I or Schedule II hereto. BNYM hereby accepts such appointment and agrees to perform the duties hereinafter set forth.

2. Definitions.

Whenever used in this Agreement, the following words shall have the meanings set forth below:

(a) “Authorized Person” shall be any person, whether or not an officer or employee of the Fund, duly authorized by a Fund to execute any Certificate or to give any Oral Instruction, such persons to be designated in a Certificate annexed hereto as Exhibit B hereto or such other Certificate as may be received by BNYM from time to time.

(b) “BNYM Affiliate” shall mean any office, branch or subsidiary of The Bank of New York Mellon Corporation.

(c) “Book-Entry System” shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

(d) “Business Day” shall mean for a Fund any day described in such Fund’s Prospectus (as hereinafter defined) as a day on which such Fund is open for business.

(e) “Certificate” shall mean any notice, instruction, or other instrument in writing, authorized or required by this Agreement to be given to BNYM, which is actually received by BNYM by letter or facsimile transmission and signed on behalf of a Fund by an Authorized Person or a person reasonably believed by BNYM to be an Authorized Person.

(f) “Instructions” shall mean communications transmitted by electronic or telecommunications media, including S.W.I.F.T., computer-to-computer interface, dedicated transmission lines, or other mutually agreed upon means.

(g) “Oral Instructions” shall mean verbal instructions received by BNYM from an Authorized Person or from a person reasonably believed by BNYM to be an Authorized Person.

(h) “Shares” shall mean a Fund’s common units of beneficial interest.

3. Representations and Warranties.

Each Fund hereby represents and warrants to BNYM, which representations and warranties shall be deemed to be continuing and repeated on each day on which BNYM is acting hereunder, that:

(a) It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(b) This Agreement has been duly authorized, executed and delivered by it in accordance with all requisite action and constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms;

(c) It is conducting its business in material compliance with all applicable laws and regulations and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted; there is no statute, regulation, rule, order or judgment binding on it and no provision of its charter or by-laws, nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting its property which would prohibit its execution or performance of this Agreement;

(d) To the extent the performance of any services described in Schedule II attached hereto by BNYM in accordance with the then effective Prospectus (as hereinafter defined) would violate any applicable laws or regulations, it shall immediately so notify BNYM in writing and thereafter shall either furnish BNYM with the appropriate valuations, net asset value or other computation, as the case may be, or, subject to the prior approval of BNYM, instruct BNYM in writing to value assets and/or compute net asset value or other computations in a manner each Fund specifies in writing, and either the furnishing of such values or the giving of such instructions shall constitute a representation by such Fund that the same is consistent with all applicable laws and regulations and with its Prospectus.

(e) It will not use the services provided by BNYM hereunder in any manner that is, or will result in, a violation of any law, rule or regulation applicable to it;

(f) It is fully informed of the protections and risks associated with various methods of transmitting Instructions and Oral Instructions and delivering Certificates to BNYM, shall, and shall cause each Authorized Person, to safeguard and treat with extreme care any user and authorization codes, passwords and/or authentication keys, understands that there may be more secure methods of transmitting or delivering the same than the methods selected by it, agrees that the security procedures (if any) to be utilized provide a commercially reasonable degree of protection in light of its particular needs and circumstances, and acknowledges and agrees that Instructions may be presumed by BNYM to have been given by person(s) duly authorized, and may be acted upon as given;

(g) Any agreement it enters into with an eligible financial institution (an “Authorized Participant”) has established and presently maintains policies and procedures requiring the Authorized Participant to obtain and verify information about the identity of the Authorized Participant’s customers and which are reasonably designed to ensure that the Authorized Participant is not being used as a conduit for money laundering or other illicit purposes; and the Authorized Participant has verified the identity of each of the Authorized Participant’s customers and made reasonable inquiries regarding the source of funds credited to such customer’s account, and to the best of the its knowledge, no transaction through any such account is prohibited by applicable law, regulation or rule.

4. Delivery of Documents.

(a) Each Fund will promptly deliver to BNYM true and correct copies of each of the following documents as currently in effect and will promptly deliver to it all future amendments and supplements thereto, if any:

(i) Its Organizational documents, including its Amended and Restated Trust Agreement, and all amendments thereto (the “Charter”);

(ii) The Fund’s registration statement most recently filed with the Securities and Exchange Commission (the “SEC”) relating to the Shares of the Fund (the “Registration Statement”) and the prospectus therein contained (the “Prospectus”);

(iii) Resolutions of Van Eck Absolute Return Advisers Corp., the managing owner of the Funds (the “Managing Owner”) authorizing the execution, delivery and performance of this Agreement by the Fund;

(iv) True and correct copies of any material contract between it and any third party (collectively, “Material Contracts”);

(v) Copies of all filings required to be filed by the Fund with an official body or office (collectively, “Required Filings”)

(b) Each copy of the Charter shall be certified by an appropriate governmental representative of the jurisdiction of organization, and if the Charter is required by law also to be filed with a county or other officer or official body, a certificate of such filing shall be filed with a certified copy submitted to BNYM. Each copy of the Registration Statement, Prospectus, Material Contracts and Required Filings, and all amendments thereto, shall be certified by the Managing Owner.

(c) It shall be the sole responsibility of each Fund to deliver to BNYM from time to time its then currently effective Prospectus and BNYM shall not be deemed to have notice of any information contained therein until it is actually received by BNYM.

5. Duties and Obligations of BNYM.

(a) Subject to the direction and control of each Fund and the provisions of this Agreement, BNYM shall provide to such Fund (i) the administrative services set forth on Schedule I attached hereto, and (ii) the valuation and computation services listed on Schedule II attached hereto.

(b) In performing hereunder, BNYM shall provide, at its expense, office space, facilities, equipment and personnel.

(c) BNYM shall not provide services relating to the management, investment advisory or sub-advisory functions of any Fund, distribution of Shares of any Fund, or other services normally performed by the Fund’s counsel or independent auditors.

(d) Upon receipt of a Fund’s prior written consent (which shall not be unreasonably withheld), BNYM may delegate any of its duties and obligations hereunder to such Fund to any delegee or agent whenever and on such terms and conditions as it deems necessary or appropriate. Notwithstanding the foregoing, no Fund’s consent shall be required for any such delegation to any other subsidiary of The Bank of New York Company, Inc. (hereinafter a “BNYM Affiliate”) notwithstanding the domicile of such BNYM Affiliate, and BNYM shall not be liable for any loss or damage arising out of, or in connection with, the actions or omissions to act of any delegee or agent utilized hereunder so long as BNYM acts in good faith and without negligence or willful misconduct in the selection of such delegee or agent, provided that BNYM shall be liable for the acts or omissions of any BNYM Affiliate to the same extent it would be liable under the terms hereof had it committed such act or omission and not delegated the same, and BNYM shall notify each affected Fund upon any such delegation to a BNYM Affiliate.

(e) To the extent permitted by applicable laws and such information is not subject to any confidentiality obligation by the relevant party, each Fund shall make commercially reasonable efforts to cause its officers, managers, advisors, sponsor, distributor, legal counsel, independent accountants, current administrator (if any) and transfer agent to cooperate with BNYM and to provide BNYM, upon reasonable request, with such information, documents and advice relating to that Fund as is within the possession or knowledge of such persons in order to enable BNYM to perform its duties hereunder. In connection with its duties hereunder, BNYM shall be entitled reasonably to rely, and shall be held harmless by each Fund when acting in reliance, upon the instructions, documents or advice relating to a Fund provided to BNYM by any of the aforementioned persons. BNYM shall not be liable for any loss, damage or expense resulting from or arising out of the failure of a Fund to cause any information, documents or advice to be provided to BNYM as provided herein, provided BNYM acts without negligence or willful misconduct. All fees or costs charged by such persons shall be borne by the relevant Fund.

(f) Nothing in this Agreement shall limit or restrict BNYM, any affiliate or BNYM Affiliate or any officer or employee thereof from acting for or with any third parties and providing services similar or identical to some or all of the services provided hereunder.

(g) Each Fund shall furnish BNYM with any and all instructions, explanations, information, specifications and documentation deemed necessary by BNYM in the performance of its duties hereunder, including, without limitation, the amounts or written formula for calculating the amounts and times of accrual of Fund liabilities and expenses. BNYM shall not be required to include as Fund liabilities and expenses, nor as a reduction of net asset value, any accrual for any federal, state, or foreign income taxes unless the Fund shall have specified to BNYM the precise amount of the same to be included in liabilities and expenses or used to reduce net asset value. Each Fund shall also furnish BNYM with bid, offer, or market values of assets if BNYM notifies such Fund that same are not available to BNYM from a security pricing or similar service utilized, or subscribed to, by BNYM which BNYM in its judgment deems reliable at the time such information is required for calculations hereunder. At any time and from time to time, the Fund also may furnish BNYM with bid, offer, or market values of assets and instruct BNYM to use such information in its calculations hereunder. BNYM shall at no time be required or obligated to commence or maintain any utilization of, or subscriptions to, any pricing or similar service. In no event shall BNYM be required to determine, or have any obligations with respect to, whether a market price represents any fair or true value, nor to adjust any price to reflect any events or announcements, including, without limitation, those with respect to the issuer thereof, it being agreed that all such determinations and considerations shall be solely for the Fund.

(h) BNYM may apply to an officer of the Managing Owner for written instructions with respect to any matter arising in connection with BNYM’s performance hereunder for such Fund, and BNYM shall not be liable for any action taken or not taken by it in good faith in accordance with such instructions. Such application for instructions may, at the option of BNYM, set forth in writing any action proposed to be taken or omitted to be taken by BNYM with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken, and BNYM shall not be liable for any action taken or omitted to be taken in accordance with a proposal included in any such application on or after the date specified therein unless, prior to taking or omitting to take any such action, BNYM has received written instructions in response to such application specifying the action to be taken or omitted.

(i) BNYM may consult with counsel to a Fund or its own counsel and shall be fully protected with respect to anything done or omitted by it in good faith after consultation with the Fund in accordance with the advice or opinion of such counsel.

(j) Notwithstanding any other provision contained in this Agreement, but to the extent expressly otherwise provided in Schedules I or II attached hereto, BNYM shall have no duty or obligation to with respect to, including, without limitation, any duty or obligation to determine, or advise or notify a Fund of: (i) the taxable nature of any distribution or amount received or deemed received by, or payable to, such Fund, (ii) the taxable nature or effect on such Fund or its shareholders of any corporate actions, class actions, tax reclaims, tax refunds or similar events, (iii) the taxable nature or taxable amount of any distribution or other amount paid, payable or deemed paid, by such Fund to its shareholders; or (iv) the effect under any federal, state, foreign, or other applicable income tax laws of such Fund making or not making any distribution or other payment, or any election with respect thereto.

(k) BNYM, in performing the services required of it under the terms of this Agreement, shall be entitled reasonably to rely fully on the accuracy and validity of any and all instructions, explanations, information, specifications and documentation furnished to it by a Fund and shall have no duty or obligation to review the accuracy, validity or propriety of such instructions, explanations, information, specifications or documentation, including, without limitation, evaluations of assets; the amounts or formula for calculating the amounts and times of accrual of a Fund’s liabilities and expenses; the amounts receivable and the amounts payable on the sale or purchase of assets; and amounts receivable or amounts payable for the sale or redemption of Shares effected by or on behalf of a Fund. In the event BNYM’s computations hereunder rely, in whole or in part, upon information, including, without limitation, bid, offer or market values of assets, or accruals of interest or earnings thereon, from a pricing or similar service utilized, or subscribed to, by BNYM which BNYM in its judgment deems reliable, or from a broker-dealer selected by BNYM, BNYM shall not be responsible for, under any duty to inquire into, or deemed to make any assurances with respect to, the accuracy or completeness of such information. Without limiting the generality of the foregoing, BNYM shall not be required to inquire into any valuation of other assets by a Fund or any third party described in this sub-section (k) even though BNYM in performing services similar to the services provided pursuant to this Agreement for others may receive different valuations of the same or different assets.

(l) BNYM, in performing the services required of it under the terms of this Agreement, shall not be responsible for determining whether any interest accruable to a Fund is or will be actually paid, but will accrue such interest until otherwise instructed by the Fund.

(m) Subject to the provisions of this sub-section (m), BNYM shall compute the net asset value per Share of each Fund and shall value the assets held by such Fund at such times and dates and in the manner specified in the then currently effective Prospectus of such Fund, except that notwithstanding any language in the Prospectus, in no event shall BNYM be required to determine, or have any obligations with respect to, whether a market price represents any fair or true value, nor to adjust any price to reflect any events or announcements, including, without limitation, those with respect to the issuer thereof, it being agreed that all such determinations and considerations shall be solely for each Fund. To the extent valuation of assets or computation of a Fund’s net asset value as specified in the Fund’s then currently effective Prospectus is at any time inconsistent with any applicable laws or regulations, such Fund shall immediately so notify BNYM in writing and thereafter shall either furnish BNYM at all appropriate times with the values of such assets and net asset value, or subject to the prior approval of BNYM, instruct BNYM in writing to value assets and compute net asset value in a manner which such Fund then represents in writing to be consistent with all applicable laws and regulations. Such Fund may also from time to time, subject to the prior approval of BNYM, instruct BNYM in writing to compute the value of the assets or net asset value in a manner other than as specified in this sub-section (m). By giving such instruction, such Fund shall be deemed to have represented that such instruction is consistent with all applicable laws and regulations and its then currently effective Prospectus. Each Fund shall have sole responsibility for determining the method of valuation of assets and the method of computing net asset value.

(n) In providing the services hereunder BNYM is authorized to utilize any legal, tax or other regulatory, compliance, or monitoring services, in each case not a BNYM Affiliate, reasonably selected and retained by BNYM as a reliable provider of information. Each Fund agrees that BNYM shall not be liable for any loss, damage or expense incurred as a result of errors or omissions of any vendor utilized by BNYM pursuant to this subsection 5(n), and that no such vendor shall be an agent or delegee of BNYM.

(o) BNYM shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement and Schedules I and II attached hereto, and no covenant or obligation shall be implied against BNYM in connection with this Agreement.

6. Allocation of Expenses.

Except as otherwise provided herein, all costs and expenses arising or incurred in connection with the performance of this Agreement shall be paid by each Fund, including but not limited to, organizational costs and costs of maintaining its existence, taxes, interest, brokerage fees and commissions, insurance premiums, compensation and expenses of such Fund’s shareholders, officers or employees, legal, accounting and audit expenses, management, advisory, sub-advisory, administration and shareholder servicing fees, charges of custodians, transfer and dividend disbursing agents, expenses (including clerical expenses) incident to the issuance, redemption or repurchase of Shares, fees and expenses incident to the registration or qualification under federal, state or other applicable securities laws of each Fund or its Shares, costs (including printing and mailing costs) of preparing and distributing any materials, reports, notices and proxy material to the Fund’s shareholders, all expenses incidental to holding meetings of the Fund’s shareholders, and extraordinary expenses as may arise, including litigation affecting the Fund and legal obligations relating thereto for which the Fund may have to indemnify its shareholders, or officers.

7. Standard of Care; Indemnification.

(a) BNYM shall not be liable for any costs, expenses, damages, liabilities or claims, including reasonable attorneys’ and accountants’ fees (collectively, “Losses”), incurred by or asserted against a Fund, except those Losses arising out of BNYM’s own negligence or willful misconduct. In no event shall BNYM be liable to a Fund or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages and regardless of the form of action, nor shall BNYM be liable (i) for acting in accordance with any Certificate or Oral Instructions actually received by BNYM and reasonably believed by BNYM to be given by an Authorized Person; (ii) for acting in accordance with Instructions; (iii) for presuming that all instructions that are Instructions and are not contained in a Certificate or Oral Instructions are given only by person(s) duly authorized; (iv) for relying upon prices provided by any third party pricing service or broker-dealer reasonably believed by BNYM to be reliable; (v) subject to Section 11 hereof, for any Losses due to forces beyond the control of BNYM, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, or interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; (vi) for any Losses arising from the applicability of any law or regulation now or hereafter in effect; or (vii) for any Losses, resulting from, arising out of, or in connection with its performance hereunder, including its actions or omissions, the incompleteness or inaccuracy of any specifications or other information furnished by or on behalf of a Fund, or for delays caused by circumstances beyond BNYM’s reasonable control, unless such Loss arises out of the negligence or willful misconduct of BNYM.

(b) Each Fund shall indemnify and hold harmless BNYM from and against any and all costs, expenses, damages, liabilities and claims (including claims asserted by such Fund), and reasonable attorneys’ and accountants’ fees relating thereto, which are sustained or incurred or which may be asserted against BNYM, by reason of or as a result of any action taken or omitted to be taken by BNYM in good faith hereunder or in reliance upon (i) any law, act, regulation or interpretation of the same, issued by a court or governmental agency, (ii) a Fund’s Prospectus, (iii) any instructions of an officer of the Managing Owner, or (iv) any opinion of legal counsel for a Fund or BNYM, or arising out of transactions or other activities of a Fund which occurred prior to the commencement of this Agreement; provided, that a Fund shall not indemnify BNYM for costs, expenses, damages, liabilities or claims for which BNYM is liable under preceding sub-section 7(a). This indemnity shall be a continuing obligation of each Fund, its successors and assigns, notwithstanding the termination of this Agreement. Without limiting the generality of the foregoing, each Fund shall indemnify BNYM against and save BNYM harmless from any loss, damage or expense, including reasonable counsel fees and other costs and expenses of a defense against any claim or liability, arising from any one or more of the following:

(i) Errors in records or instructions, explanations, information, specifications or documentation of any kind, as the case may be, supplied to BNYM by any third party described above or by or on behalf of such Fund;

(ii) Action or inaction taken or omitted to be taken by BNYM pursuant to any Certificate, Instructions or Oral Instructions of such Fund or otherwise without negligence or willful misconduct;

(iii) Any action taken or omitted to be taken by BNYM in good faith after consultation with the Fund in accordance with the advice or opinion of counsel for such Fund or its own counsel;

(iv) Any improper use by such Fund or its agents of any valuations or computations supplied by BNYM pursuant to this Agreement;

(v) The method of valuation of the assets and the method of computing such Fund’s net asset value; or

(vi) Any valuations of assets or net asset value provided by such Fund.

(c) Actions taken or omitted in reliance on oral or written instructions, or upon any information, order, indenture, shareholder certificate, power of attorney, assignment, affidavit or other instrument reasonably believed by BNYM to be genuine or bearing the signature of a person or persons reasonable believed to be authorized to sign, countersign or execute the same, or upon the opinion of legal counsel for the Fund or its own counsel, shall be conclusively presumed to have been taken or omitted in good faith.

8. Limitation of Liability.

(a) Fund Liability. BNYM agrees and consents (the “Consent”) to look solely to the assets (the “Fund Assets”) of the particular Fund in controversy for payment in respect of any claim against or obligation of such Fund. The Fund Assets include only those funds and other assets that are paid, held or distributed to the Trust on account of and for the benefit of that particular Fund, including, without limitation, funds delivered to the Trust for the purchase of Shares in such Fund. In furtherance of the Consent, BNYM agrees that any debts, liabilities, obligations, indebtedness, expenses and claims of any nature and of all kinds and descriptions (collectively, “Claims”) against a Fund incurred, contracted for or otherwise existing shall be subject to the following limitations:

(i) The Claims of BNYM shall only be asserted and enforceable against a particular Fund and the Fund Assets of such Fund and such Claims shall not be asserted or enforceable for any reason whatsoever against any other Fund, the Trust generally or any of their respective assets;

(ii) if the Claims of BNYM against a Fund or the Trust are secured in whole or in part, BNYM hereby waives (under Section 1111(b) of the U.S. Bankruptcy Code (11 U.S.C. § 1111(b)) any right to have any deficiency Claims (which deficiency Claims may arise in the event such security is inadequate to satisfy such Claims) treated as unsecured Claims against the Trust or any Fund (other than the Fund against which the Claim is made), as the case may be; and

(iii) the foregoing Consent shall apply at all times notwithstanding that the Claims are satisfied and notwithstanding that the agreements in respect of such Claims are terminated, rescinded or canceled.

(b) It is expressly acknowledged and agreed that the obligations of each Fund hereunder shall not be binding upon any shareholder, Trustee, officer, employee or agent of such Fund, personally. This Agreement has been duly authorized, executed and delivered by each Fund and neither such authorization nor such execution and delivery shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

9. Compensation and Reimbursements.

For the services provided hereunder, each Fund agrees to pay BNYM such compensation as is mutually agreed from time to time and such out-of-pocket expenses (e.g., telecommunication charges, postage and delivery charges, record retention costs, reproduction charges and transportation and lodging costs) as are incurred by BNYM in performing its duties hereunder. Except as hereinafter set forth, compensation shall be calculated and accrued daily and paid monthly. Each Fund authorizes BNYM to debit such Fund’s custody account for all amounts due and payable hereunder. BNYM shall deliver to each Fund invoices for services rendered after debiting such Fund’s custody account with an indication that payment has been made. Upon termination of this Agreement before the end of any month, the compensation for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable upon the effective date of termination of this Agreement. For the purpose of determining compensation payable to BNYM, each Fund’s net asset value shall be computed at the times and in the manner specified in the Fund’s Prospectus.

10. Term of Agreement.

(a) This Agreement shall continue until terminated by either BNYM giving to a Fund, or a Fund giving to BNYM, a notice in writing specifying the date of such termination, which date shall be not less than 90 days after the date of the giving of such notice. Upon termination hereof, the affected Fund(s) shall pay to BNYM such compensation as may be due as of the date of such termination, and shall reimburse BNYM for any disbursements and expenses made or incurred by BNYM and payable or reimbursable hereunder.

(b) Notwithstanding the foregoing, BNYM may terminate this Agreement upon 30 days prior written notice to a Fund if such Fund shall terminate its custody agreement with BNYM, or fail to perform its obligations hereunder in a material respect.

(c) No termination by a Fund shall constitute a termination by any other Fund.

11. Authorized Persons.

Attached hereto as Exhibit B are lists of persons duly authorized by each Fund to execute this Agreement and give any written or oral instructions, or written or oral specifications, by or on behalf of a Fund. From time to time a Fund may deliver a new Exhibit B to add or delete any person and BNYM shall be entitled to rely on the last Exhibit B actually received by BNYM.

12. Amendment.

This Agreement may not be amended or modified in any manner except by a written agreement executed by BNYM and each Fund to be bound thereby, and authorized or approved by each Fund to be bound thereby.

13. Assignment.

This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of BNYM, or by BNYM without the written consent of the Fund.

14. Governing Law; Consent to Jurisdiction.

This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflict of laws principles thereof. Each Fund hereby consents to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder, and waives to the fullest extent permitted by law its right to a trial by jury. To the extent that in any jurisdiction a Fund may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, each Fund irrevocably agrees not to claim, and it hereby waives, such immunity.

15. Severability.

In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby, and if any provision is inapplicable to any person or circumstances, it shall nevertheless remain applicable to all other persons and circumstances. Each Fund is entering this Agreement on its own account and no action by one Fund shall affect this Agreement with any other Fund.

16. No Waiver.

Each and every right granted to BNYM hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of BNYM to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by BNYM of any right preclude any other or future exercise thereof or the exercise of any other right.

17. Notices.

All notices, requests, consents and other communications pursuant to this Agreement in writing shall be sent as follows:

if to a Fund, at

Van Eck Absolute Return Advisers Corp.
335 Madison Avenue
New York, New York 10017
Attention: Joseph J. McBrien, Esq.
Title: Senior Vice President, Secretary, General Counsel and Director

if to BNYM, at

The Bank of New York Mellon
__________________________
New York, New York 10286
Attention:
Title:

or at such other place as may from time to time be designated in writing. Notices hereunder shall be effective upon receipt.

18. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; but such counterparts together shall constitute only one instrument.

19. Entire Agreement.

BNYM and each Fund shall have no duties or responsibilities whatsoever except such duties and responsibilities specifically set forth in this Agreement and no covenant or obligation shall be implied against BNYM or any Fund in connection with this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons, all as of the day and year first above written.

MARKET VECTORS COMMODITY TRUST, on behalf of each Fund listed on Exhibit A

By: Van Eck Absolute Return Advisers Corp., its Managing Owner

By:
Name:
Title:

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

EXHIBIT A

Funds (As of                    , 2013)

Market Vectors Low Volatility Commodity ETF, a series of Market Vectors Commodity Trust

Market Vectors Long/Short Commodity ETF, a series of Market Vectors Commodity Trust

EXHIBIT B

I,           , of Van Eck Absolute Return Advisers Corp., a corporation organized under the laws of Delaware (the “Managing Owner”), as managing owner of Market Vectors Morningstar Long/Flat Commodity ETF and Market Vectors Morningstar Long/Short Commodity ETF, each a series of Market Vectors Commodity Trust (each, a “Fund”), do hereby certify that:

The following individuals hold the following titles with the Managing Owner, and the signatures set forth opposite their respective names are their true and correct signatures. Each such person is authorized to give written or oral instructions or written or oral specifications by or on behalf of a Fund to BNYM.

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

Name	Title	Signature

[seal]	By:
Title

SCHEDULE I

ADMINISTRATIVE SERVICES

1.	Prepare and, subject to approval of each Fund, disseminate to the Fund quarterly unaudited financial statements and schedules of the Fund’s investments and make presentations to the Managing Owner’s Board of Directors, as appropriate.

2.	Provide other information to the sponsor and each Fund’s accountants to assist in the periodic updating of the Fund’s Registration Statement and Prospectus and the preparation of Forms 10-K and 10-Q and proxy materials, if any.

3.	Attend meetings of the Managing Owner’s Board of Directors or its shareholders or members as requested from time to time.

4.	Subject to review and approval by each Fund, establish appropriate expense accruals, maintain expense files (each of which shall be separate and distinct from each other) and coordinate the payment of invoices for the Fund.

5.	Prepare statistical reports for each Fund for outside information services.

6.	Maintain current books and records in respect of the Funds as listed on Schedule II.

7.	When BNYM accepts delegation of the obligations of Managing Owner as contemplated under the Authorized Participant Agreement.

SCHEDULE II

VALUATION AND COMPUTATION SERVICES

I. BNYM shall maintain the following records, separately and distinctly, on a daily basis in respect of each Fund.

1. Report of priced portfolio assets

2. Statement of net asset value per share

II. BNYM shall maintain the following records, separately and distinctly, on a monthly basis in respect of each Fund:

1. General Ledger

2. General Journal

3. Cash Receipts Journal

4. Cash Disbursements Journal

5. Subscriptions Journal

6. Redemptions Journal

7. Accounts Receivable Reports

8. Accounts Payable Reports

9. Transaction Journal

10. Broker Transaction Journal

11. Holdings Ledger

12. Buy-Sell Ledger (Broker’s Ledger)

The above reports may be printed according to any other required frequency to meet the requirements of the Internal Revenue Service, the Securities and Exchange Commission and each Fund’s Auditors.